Exhibit 10.24
FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT
          THIS FIRST AMENDMENT, dated as of December 17, 2009 (this “Amendment”), to the Credit Agreement referred to below, by and among IM US HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties signatory hereto (the “Loan Parties”), INVERNESS MEDICAL INNOVATIONS, INC., a Delaware corporation (“Holdings”), the Lenders signatory hereto (collectively, the “Lenders”) and GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent and administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
          WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders party thereto from time to time and UBS Securities LLC, as Syndication Agent, Joint Lead Arranger and Sole Bookrunner are parties to that certain Second Lien Credit Agreement, dated as of June 26, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, the Borrower has requested, and the Administrative Agent and Required Lenders have agreed, to provide for certain amendments to the Credit Agreement, on the terms and subject to the conditions set forth herein.
          NOW THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Definitions. Capitalized terms not otherwise defined herein, including in the recitals, shall have the meanings ascribed to them in the Credit Agreement.
          2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as of the First Amendment Effective Date (as hereinafter defined) as follows:
               (a) Section 8.3(k) of the Credit Agreement is hereby amended by replacing the figure “$115,000,000” therein with the figure “$287,500,000”.
               (b) Section 8.4(e) of the Credit Agreement is hereby amended by amending and restating the proviso thereof as follows:
“provided, however, that the aggregate consideration received for all such Sales made after the Closing Date shall not at any time exceed $287,500,000;”
               (c) Section 8.5(b) of the Credit Agreement is hereby amended by amending and restating such Section 8.5(b) as follows:
“(b) dividends and distributions declared and paid on the common Stock or any preferred Stock of any Group Member ratably to the holders thereof and payable only in common Stock of such Group Member (and cash payments in lieu of issuance of fractional shares in connection therewith);”
               (d) Section 8.5(d) of the Credit Agreement is hereby amended by amending and restating such Section 8.5(d) as follows:

“(d) (i) conversion or exchange of preferred stock of Holdings or convertible Indebtedness (including the Subordinated Convertible Notes) into or for common stock of Holdings (and cash payments in lieu of issuance of fractional shares in connection therewith) and (ii) payments in respect of (including Permitted Refinancings of) convertible Indebtedness permitted by Section 8.6.”
               (e) Section 8.6(f) of the Credit Agreement is hereby amended by amending and restating such Section 8.6(f) as follows:
“(f) convert or exchange the Subordinated Convertible Notes or any other convertible Indebtedness into or for common stock of Holdings (and cash payments in lieu of issuance of fractional shares in connection therewith).”
          3. Remedies. This Amendment shall constitute a Loan Document. The breach by any Loan Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.
          4. Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, each of Holdings, the Borrower and the other Loan Parties represents and warrants to the Administrative Agent and the Lenders on and as of the First Amendment Effective Date that:
               (a) The execution, delivery and performance by the Borrower and Holdings of this Amendment and the performance of the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”), and the acknowledgment of this Amendment by the other Loan Parties signatory hereto: (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of the holders of its Securities), (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, any material Contractual Obligation of any Loan Party or any of their respective Subsidiaries, other than those which could not reasonably be expected to have either individually or in the aggregate, a Material Adverse Effect, or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of their respective Subsidiaries and (iii) do not require any Loan Party or any of their respective Subsidiaries to obtain any Permit of, or make any filing with, any Governmental Authority or obtain any consent of, or notice to, any Person, prior to the First Amendment Effective Date or, if not obtained, made or complied with, such failure could not, reasonably be expected to have either individually or in the aggregate, a Material Adverse Effect.
               (b) This Amendment has been duly executed and delivered by or on behalf of the Borrower and Holdings and acknowledged by each other Loan Party.
               (c) Each of this Amendment and the Amended Credit Agreement is the legal, valid and binding obligation of the Borrower and Holdings and is enforceable against the Borrower and Holdings in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.
               (d) No Default or Event of Default has occurred and is continuing or would result after giving effect to the provisions of this Amendment.

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               (e) No action, claim or proceeding is now pending or, to the knowledge of any Loan Party, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Loan Party’s right or power to enter into or perform any of its obligations under this Amendment, the Amended Credit Agreement, or any other Loan Document to which it is or will be, a party, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to such Loan Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
               (f) The representations and warranties of the Loan Parties set forth in any Loan Document are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation is true and correct in all respects) on and as of the date hereof or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.
          5. No Waivers/Consents/Amendments. Except as expressly provided herein: (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms and (b) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented and otherwise modified from time to time.
          6. Affirmation of Obligations. Each of the Loan Parties hereby acknowledges, agrees and affirms: (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such Liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof.
          7. Outstanding Indebtedness; Waiver of Claims. Each of the Loan Parties hereby acknowledges and agrees that as of December 17, 2009, the principal amount outstanding on the Term Loan is $250,000,000. Each of the Borrower and the other Loan Parties hereby waives, releases, remises and forever discharges the Administrative Agent, any Lender and each other Indemnitee from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement or any other Loan Document (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which the Borrower or any other Loan Party ever had, now has or might hereafter have against the Administrative Agent, any Lender, or any other Indemnitee which relates, directly or indirectly, to any acts or omissions of the Administrative Agent, any Lender, or any other Indemnitee on or prior to the First Amendment Effective Date; provided, that neither the Borrower nor any other Loan Party waives any Claim solely to the extent such Claim relates to the Administrative Agent’s or any Lender’s gross negligence or willful misconduct.
          8. Fees and Expenses. The Borrower and Holdings agree to pay to the Administrative Agent on the First Amendment Effective Date for the benefit of each Lender executing this Amendment, a consent fee equal to 5 basis points of the aggregate outstanding principal amount of such Lender’s Term Loan (the “Consent Fee”). The Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable

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costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
          9. Amendment Effectiveness. Upon satisfaction in full in the judgment of the Administrative Agent of each of the following conditions, this Amendment shall be deemed effective as of December 17, 2009 (the “First Amendment Effective Date”):
               (a) Amendment. The Administrative Agent shall have received copies of signature pages to this Amendment, duly executed and delivered by the Administrative Agent, the Borrower, Holdings and the Required Lenders and acknowledged by each of the other Loan Parties, with originals to follow promptly thereafter.
               (b) Representations and Warranties; No Defaults. The following statements shall be true on such date: (i) the representations and warranties set forth in any Loan Document shall be true and correct in all material aspects (provided that if any representation is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the First Amendment Effective Date, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and (ii) no Default or Event of Default shall be continuing.
               (c) Payment of Costs and Expenses. The Borrower shall have paid to the Administrative Agent, for the account of the Administrative Agent, its Related Persons or any Lender, all fees and reimbursement of costs or expenses, in each case, due and payable under the Loan Documents on or before the First Amendment Effective Date (including, without limitation, reasonable legal fees and expenses of the Administrative Agent and the Consent Fee).
               (d) Second Amendment to First Lien Credit Agreement. The Administrative Agent shall have received two (2) copies of the Second Amendment to First Lien Credit Agreement, dated as of the date hereof, duly executed and delivered by the parties signatory thereto and effective in accordance with the terms hereof.
          10. Governing Law. This Amendment and the rights and obligations of the parties hereto, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
          11. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

IM US HOLDINGS, LLC, as Borrower
By:	/s/ David Teitel
	Name:	David A. Teitel
	Title:	President

INVERNESS MEDICAL INNOVATIONS, INC., as a Guarantor
By:	/s/ David Teitel
	Name:	David A. Teitel
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and Lender
By:	/s/ Ryan Guenin
	Name:	Ryan Guenin
	Title:	Its Duly Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT]

          Each of the undersigned Loan Parties hereby (i) acknowledges this Amendment and (ii) confirms and agrees that its obligations under the Loan Documents shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment:
ACKNOWLEDGED, CONSENTED and AGREED to as of the date first written above:
ALERE LLC
ALERE HEALTHCARE OF ILLINOIS, INC.
ALERE HEALTH IMPROVEMENT COMPANY
ALERE HEALTH SYSTEMS, INC.
ALERE MEDICAL, INC.
ALERE WELLOLOGY, INC.
ALERE WOMEN’S AND CHILDREN’S HEALTH, LLC
AMEDITECH INC.
APPLIED BIOTECH, INC.
BINAX, INC.
BIOSITE INCORPORATED
CHOLESTECH CORPORATION
FIRST CHECK DIAGNOSTICS CORP.
FIRST CHECK ECOM, INC.
FREE & CLEAR, INC.
GENECARE MEDICAL GENETICS CENTER, INC.
HEMOSENSE, INC.
INNOVACON, INC.
INNOVATIVE MOBILITY, LLC
INSTANT TECHNOLOGIES, INC.
INVERNESS MEDICAL, LLC
INVERNESS MEDICAL — BIOSTAR INC.
INVERNESS MEDICAL INNOVATIONS NORTH AMERICA, INC.
INVERNESS MEDICAL INTERNATIONAL HOLDING CORP.
ISCHEMIA TECHNOLOGIES, INC.
IVC INDUSTRIES, INC.
MATRITECH, INC.
OSTEX INTERNATIONAL, INC.
QUALITY ASSURED SERVICES, INC.
REDWOOD TOXICOLOGY LABORATORY, INC.
[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT]

RTL HOLDINGS, INC.
SELFCARE TECHNOLOGY, INC.
SPDH, INC.
TAPESTRY MEDICAL, INC.
WAMPOLE LABORATORIES, LLC
ZYCARE, INC.

By:	/s/ David Teitel
	Name:	David A. Teitel
Title (respectively): Vice President and Treasurer; Vice
President, Finance; Vice President, Finance; Vice
President and Treasurer; Vice President and Treasurer;
Vice President, Finance; Vice President, Finance; General
Manager; Vice President; Vice President, Finance; Vice
President, Finance; Vice President, Finance and Chief
Financial Officer; Vice President, Finance; Vice
President; Vice President, Finance and Treasurer; Vice
President and Treasurer; Treasurer; Vice President,
Finance; Chief Financial Officer; Vice President,
Finance; Vice President, Finance; Vice President,
Finance; Vice President, Finance; President; Vice
President, Finance; Vice President; Vice President,
Finance; Vice President, Finance; Chief Financial
Officer; Vice President, Finance; Vice President, Finance;
Vice President, Finance; President; Vice President,
Finance; Vice President; Chief Financial Officer and
Treasurer
[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT]

MATRIA OF NEW YORK, INC.
By:	/s/ Tom Underwood
	Name:	Tom Underwood
	Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT]